UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

ACCO Brands Corporation will reaffirm its financial outlook for the fourth quarter of 2009 and its 2010 fiscal year, which was first included in its second quarter earnings release, on Tuesday, December 1, 2009 at the Barrington Research Consumer and Business Services Conference and on December 3, 2009 at the Bank of America Merrill Lynch Credit Conference. The company’s press release, attached hereto as Exhibit 99.1, containing the financial outlook is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release of the Company dated December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: December 1, 2009	By:	/S/ STEVEN RUBIN
	Name:	Steven Rubin
	Title:	Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit

99.1	Press Release of the Company dated December 1, 2009.